FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

AND

STATE OF WISCONSIN

DEPARTMENT OF FINANCIAL INSTITUTIONS

                                                                                                                )
In the Matter of                                                                                    )                                                                      STIPULATION AND CONSENT
)                                                                           TO THE ISSUANCE OF A
WATERSTONE BANK, SSB                                                             )                                                                                 CONSENT ORDER
WAUWATOSA, WISCONSIN                                                         )
)
(WISCONSIN CHARTERED                                                              )                                                                                       FDIC-09-509b
INSURED NONMEMBER BANK)                                    )
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER ("STIPULATION") by the Federal Deposit Insurance Corporation ("FDIC") and the State of Wisconsin Department of Financial Institutions, (“WDFI”), it is hereby stipulated and agreed by and among representatives of the FDIC, the WDFI, and Waterstone Bank,SSB, Wauwatosa, Wisconsin ("Bank") as follows:
1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING ("NOTICE") detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b), and of its right to a hearing on the charges under section 220.04(9) of the Wisconsin Statutes, Wis. Stat. § 220.04(9),  regarding hearings before the WDFI, and has knowingly waived those rights.

2.  The Bank, solely for the purpose of this proceeding, and without admitting or denying any of the charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of a CONSENT ORDER ("ORDER") by the FDIC and the WDFI.
3.           The Bank further stipulates and agrees that such ORDER shall be deemed to be an order which has become final and unappealable, and that the ORDER shall become effective upon issuance by the FDIC and the WDFI and fully enforceable by the FDIC and the WDFI pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i) and under Section 220.04(9) of the Wisconsin Statutes, Wis. Stat. § 220.04(9), respectively, subject only to the conditions set forth in paragraph 4 of this STIPULATION.
4.           In the event the FDIC and the WDFI accept this STIPULATION and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court or by the WDFI in the appropriate State Circuit Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.

5.           The Bank hereby waives:
(a)           The receipt of a NOTICE;
(b)           All defenses and counterclaims of any kind to this proceeding;
(c)           A hearing for the purpose of taking evidence on the allegations in the NOTICE;
(d)           The filing of proposed findings of fact and conclusions of law;
(e)           A recommended decision of an Administrative Law Judge; and
(f)           Exceptions and briefs with respect to such recommended decision.

Dated this _______ day of _______________, 2009.

FEDERAL DEPOSIT INSURANCE                                                                           WATERSTONE BANK, SSB
CORPORATION,                                                                                                         WAUWATOSA, WISCONSIN
LEGAL DIVISION

By:                                                                                                                                 By:

_____________________________                                                                   _____________________________
Louis J. DiPietro                                                                                                           Thomas E. Dalum
Deputy Regional Counsel                                                                                           Director

STATE OF WISCONSIN
DEPARTMENT OF FINANCIAL                                                                          _____________________________
INSTITUTIONS                                                                                                        Douglas S. Gordon
                    Director
By:

___________________________                                                                     _____________________________
Michael J. Mach                                                                                                       Michael L. Hansen
Administrator                                                                                                            Director
Division of Banking

                                                                                                                                    ______________________________
                    Patrick S. Lawton
                    Chairman of the Board

                    _____________________________
                    Stephen J. Schmidt
                    Director

                   Comprising the Board of
                                                                                                                              Directors of
                   Waterstone Bank, SSB
                   Wauwatosa, Wisconsin